Exhibit 99.1

Orthofix Reports Second Quarter 2023 Results and Raises Revenue and Adjusted EBITDA Guidance

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Net sales of $187.0 million, an increase of 58% on a reported basis and 7% on a pro forma constant currency basis over prior year
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Bone Growth Therapies growth of 10%, marking two consecutive quarters with double-digit net sales increases, with growth coming from both spine and fracture commercial channels
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U.S. spinal implants, biologics, and enabling technologies sales up 7% over prior year on a pro forma basis, driven by new distribution and product innovation
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Global Orthopedics net sales increase of 6% on a reported basis and 5% on a constant currency basis over prior year
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Announced full commercial launch of the following products:
o
WaveForm® A interbody for Anterior Lumbar Interbody Fusion ("ALIF") procedures
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TrueLok™ Phantom and Tornado Hinges, the latest addition to the Orthopedics TrueLok circular frame portfolio

LEWISVILLE, Texas — August 8, 2023 — Orthofix Medical Inc. (NASDAQ:OFIX) today reported its financial results for the quarter ended June 30, 2023. Net sales were $187.0 million, earnings per share (“EPS”) was $(1.07), and adjusted EPS was $0.02.

“I am very pleased with Orthofix’s performance this quarter, delivering 7% year-over-year growth, on a proforma basis, and once again achieving double-digit growth in the Bone Growth Therapies franchise,” said Keith Valentine, President and Chief Executive Officer of Orthofix. “We have been successful in managing revenue dis-synergy risks and capitalizing on operating expense synergy opportunities throughout the merger process and are encouraged to see continued market share taking in the U.S. spinal implants, biologics and enabling technologies franchises by leveraging our complementary product portfolios. We look forward to a strong back half of 2023 and remain focused on meeting the needs of our patients and providing value for other stakeholders by continuing to deliver quality driven solutions.”

Financial Results Overview

The following table provides net sales by major product category by reporting segment as reported:

	Three Months Ended June 30,
(Unaudited, U.S. Dollars, in millions)	2023	2022	Change	Constant Currency Change
Bone Growth Therapies	$52.7	$47.8	10.3%	10.3%
Spinal Implants, Biologics and Enabling Technologies	105.3	43.0	144.8%	144.8%
Global Spine	158.0	90.8	74.0%	74.0%
Global Orthopedics	29.0	27.3	6.4%	5.0%
Net sales	$187.0	$118.1	58.4%	58.1%

Further, the following table provides net sales by major product category by reporting segment on a pro forma basis:

	Three Months Ended June 30,
(Unaudited, U.S. Dollars, in millions)	2023	2022 Pro Forma	Change	Constant Currency Change
Bone Growth Therapies	$52.7	$47.8	10.3%	10.3%
Spinal Implants, Biologics and Enabling Technologies	105.3	100.0	5.4%	5.4%
Global Spine	158.0	147.7	6.9%	6.9%
Global Orthopedics	29.0	27.3	6.4%	5.0%
Net sales	$187.0	$175.0	6.9%	6.6%

1

Gross profit increased $33.1 million to $119.6 million. Gross margin decreased to 63.9% compared to 73.2% in the prior year period. Adjusted gross profit increased $46.6 million to $133.9 million. Adjusted gross margin decreased to 71.6% compared to 73.9% in the prior year period.

Net loss was $(39.4) million, or $(1.07) per share, compared to net income of $2.5 million, or $0.12 per share in the prior year period. Adjusted net income was $0.7 million, or $0.02 per share, compared to adjusted net income of $4.7 million, or $0.23 per share, in the prior year period.

Adjusted EBITDA was $9.9 million, or 5.3% of net sales, compared to $11.4 million, or 9.7% of net sales, in the prior year period.

Liquidity

As of June 30, 2023, cash totaled $37.6 million, compared to $50.7 million as of December 31, 2022. As of June 30, 2023, the Company had $51.0 million in borrowings outstanding under its five year $175 million secured revolving credit facility. The Company subsequently borrowed an additional $8.0 million in July 2023. On a year-to-date basis through June 30, 2023, cash flow from operations decreased $26.9 million to $(39.5) million, while free cash flow decreased $39.9 million to $(64.2) million.

Business Outlook

As of the date hereof, the Company expects the following financial results for the year ended December 31, 2023. These expectations are based on the current foreign currency exchange rates and do not take into account any additional potential exchange rate changes that may occur this year.

	Current 2023 Outlook				Previous 2023 Outlook
(Unaudited, U.S. Dollars, in millions, except per share data)	Low		High		Low	High
Full year net sales	$752	[1]	$758	[1]	$750	$756
Full year adjusted EBITDA	$42		$46		$40	$45

1 Represents a year-over-year increase of 63.2% to 64.3% on a reported basis and an increase of 7.3% to 8.2% on a pro forma basis.

The Company is unable to provide expectations of GAAP operating income (loss), the closest comparable GAAP measures to Adjusted EBITDA (which is a non-GAAP measure), on a forward-looking basis because the Company is unable to predict without unreasonable efforts the ultimate outcome of matters (including acquisition-related expenses, accounting fair value adjustments, and other such items) that will determine the quantitative amount of the items excluded in calculating Adjusted EBITDA, which items are further described in the reconciliation tables and related descriptions below. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP.

Conference Call

Orthofix will host a conference call today at 4:30 PM Eastern time to discuss the Company's financial results for the second quarter of 2023. Interested parties may access the conference call by dialing (888) 330-2508 in the U.S. and Canada, and (240) 789-2735 in all other locations, and referencing the access code 9556380. A replay of the call will be available for three weeks by dialing (800) 770-2030 in the U.S. and Canada, and (647) 362-9199 in all other locations, and entering the access code 9556380. A webcast of the conference call may be accessed at ir.Orthofix.com.

About Orthofix

The newly merged Orthofix-SeaSpine organization is a leading global spine and orthopedics company with a comprehensive portfolio of biologics, innovative spinal hardware, bone growth therapies, specialized orthopedic solutions and a leading surgical navigation system. Its products are distributed in approximately 68 countries worldwide. The Company intends to announce a new name for the Orthofix-SeaSpine organization in the future, but in the interim will continue to operate under the Orthofix name.

The Company is headquartered in Lewisville, Texas, and has primary offices in Carlsbad, CA, with a focus on spinal product innovation and surgeon education, and Verona, Italy, with an emphasis on product innovation, production, and medical education for Orthopedics. The Orthofix-SeaSpine organization’s global R&D, commercial and manufacturing footprint also includes facilities and offices in Irvine, CA, Toronto, Canada, Sunnyvale, CA, Wayne, PA, Olive Branch, MS, Maidenhead, UK, Munich, Germany, Paris, France, and Sao Paolo, Brazil. For more information, please visit www.orthofix.com.

2

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” or “continue” or other comparable terminology. Forward-looking statements in this communication include the Company's expectations regarding net sales and adjusted EBITDA for the year ended December 31, 2023. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”), and in Part II, Item 1A under the heading Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii) risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to recruit and retain management and key personnel, (vii) global economic instability and potential supply chain disruption caused by Russia’s invasion of Ukraine and resulting sanctions, and (viii) the other risks and uncertainties more fully described in our periodic filings with the Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements.

This list of risks, uncertainties, and other factors is not complete. We discuss some of these matters more fully, as well as certain risk factors that could affect our business, financial condition, results of operations, and prospects, in reports we file from time-to-time with the SEC, which are available to read at www.sec.gov. Any or all forward-looking statements that we make may turn out to be wrong (due to inaccurate assumptions that we make or otherwise), and our actual outcomes and results may differ materially from those expressed in these forward-looking statements. You should not place undue reliance on any of these forward-looking statements. Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. We undertake no obligation to update, and expressly disclaim any duty to update, our forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law.

Company Contact
Louisa Smith, Gilmartin Group
ir@orthofix.com

3

ORTHOFIX MEDICAL INC.

Condensed Consolidated Statements of Operations

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(U.S. Dollars, in thousands, except share and per share data)	2023	2022	2023	2022
	(Unaudited)		(Unaudited)
Net sales	$187,016	$118,070	$362,220	$224,488
Cost of sales	67,465	31,600	132,340	59,918
Gross profit	119,551	86,470	229,880	164,570
Sales and marketing	99,249	59,888	193,040	114,025
General and administrative	34,177	15,846	82,988	35,174
Research and development	19,424	12,758	42,731	23,970
Acquisition-related amortization and remeasurement	3,333	(8,663)	7,467	(12,162)
Operating income (loss)	(36,632)	6,641	(96,346)	3,563
Interest expense, net	(1,266)	(407)	(2,555)	(782)
Other income (expense), net	(20)	(3,192)	656	(4,128)
Income (loss) before income taxes	(37,918)	3,042	(98,245)	(1,347)
Income tax expense	(1,508)	(553)	(2,119)	(624)
Net income (loss)	$(39,426)	$2,489	$(100,364)	$(1,971)

Net income (loss) per common share:
Basic	$(1.07)	$0.12	$(2.77)	$(0.10)
Diluted	(1.07)	0.12	(2.77)	(0.10)
Weighted average number of common shares (in millions):
Basic	36.8	20.0	36.3	20.0
Diluted	36.8	20.1	36.3	20.0

ORTHOFIX MEDICAL INC.

Condensed Consolidated Balance Sheets

(U.S. Dollars, in thousands, except par value data)	June 30, 2023	December 31, 2022
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$37,607	$50,700
Accounts receivable, net of allowances of $7,015 and $6,419, respectively	112,320	82,857
Inventories	222,474	100,150
Prepaid expenses and other current assets	26,947	22,283
Total current assets	399,348	255,990
Property, plant, and equipment, net	140,584	58,229
Intangible assets, net	126,000	47,388
Goodwill	191,727	71,317
Other long-term assets	43,628	25,705
Total assets	$901,287	$458,629
Liabilities and shareholders’ equity
Current liabilities
Accounts payable	$51,349	$27,598
Current portion of finance lease liability	678	652
Other current liabilities	89,777	55,374
Total current liabilities	141,804	83,624
Long-term borrowings under credit facility	51,000	—
Long-term portion of finance lease liability	18,894	19,239
Other long-term liabilities	49,604	18,906
Total liabilities	261,302	121,769
Contingencies
Shareholders’ equity
Common shares $0.10 par value; 100,000 shares authorized; 36,733 and 20,162 issued and outstanding as of June 30, 2023 and December 31, 2022, respectively	3,673	2,016
Additional paid-in capital	735,533	334,969
Retained earnings (accumulated deficit)	(99,113)	1,251
Accumulated other comprehensive loss	(108)	(1,376)
Total shareholders’ equity	639,985	336,860
Total liabilities and shareholders’ equity	$901,287	$458,629

ORTHOFIX MEDICAL INC.
Non-GAAP Financial Measures

The following tables present reconciliations of various financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), to various non-GAAP financial measures that exclude (or in the case of free cash flow, include) items specified in the tables. The GAAP measures shown in the tables below represent the most comparable GAAP measure to the applicable non-GAAP measure(s) shown in the table. For further information regarding the nature of these exclusions, why the Company believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company's Current Report on Form 8-K regarding this press release filed today with the SEC available on the SEC's website at www.sec.gov and on the “Investors” page of the Company’s website at www.orthofix.com.

Adjusted Gross Profit and Adjusted Gross Margin

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2023	2022	2023	2022
Gross profit	$119,551	$86,470	$229,880	$164,570
Share-based compensation expense	482	204	953	414
SeaSpine merger-related costs	3,783	—	4,486	—
Strategic investments	28	566	209	591
Acquisition-related fair value adjustments	9,449	—	21,085	—
Amortization/Depreciation of Acquired Long-Lived Assets	544	—	544	224
Medical device regulation	41	8	670	14
Adjusted gross profit	$133,878	$87,248	$257,827	$165,813
Adjusted gross margin	71.6%	73.9%	71.2%	73.9%

Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2023	2022	2023	2022
Income (loss) before income taxes	$(37,918)	$3,042	$(98,245)	$(1,347)
Interest expense, net	1,266	407	2,555	782
Depreciation and amortization	13,327	6,512	25,997	14,028
Share-based compensation expense	13,246	4,460	26,266	8,792
Foreign exchange impact	(269)	2,991	(852)	4,233
SeaSpine merger-related costs	8,206	—	28,946	—
Strategic investments	309	1,824	970	2,794
Acquisition-related fair value adjustments	8,149	(10,714)	19,785	(16,214)
Legal judgments/settlements	1,291	148	1,760	341
Medical device regulation	2,050	2,248	5,679	4,198
Business interruption - COVID-19	—	316	—	659
All other	262	189	262	266
Adjusted EBITDA	$9,919	$11,423	$13,123	$18,532

Adjusted Net Income (Loss)

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2023	2022	2023	2022
Net income (loss)	$(39,426)	$2,489	$(100,364)	$(1,971)
Share-based compensation expense	13,246	4,460	26,266	8,792
Foreign exchange impact	(269)	2,991	(852)	4,233
SeaSpine merger-related costs	8,049	—	30,353	—
Strategic investments	348	1,817	1,046	2,782
Acquisition-related fair value adjustments	8,149	(10,714)	19,785	(16,214)
Amortization of acquired intangibles	5,810	2,051	9,944	4,282
Legal judgments/settlements	1,291	148	1,760	341
Medical device regulation	2,055	2,251	5,689	4,202
Business interruption - COVID-19	—	318	—	663
All other	262	190	262	266
Long-term income tax rate adjustment	1,224	(1,283)	3,238	(1,616)
Adjusted net income (loss)	$739	$4,718	$(2,873)	$5,760

Adjusted EPS

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited, per diluted share)	2023	2022	2023	2022
EPS	$(1.07)	$0.12	$(2.77)	$(0.10)
Share-based compensation expense	0.36	0.22	0.72	0.44
Foreign exchange impact	(0.01)	0.15	(0.02)	0.21
SeaSpine merger-related costs	0.22	—	0.84	—
Strategic investments	0.01	0.09	0.03	0.14
Acquisition-related fair value adjustments	0.22	(0.53)	0.55	(0.81)
Amortization of acquired intangibles	0.16	0.10	0.27	0.21
Legal judgments/settlements	0.03	0.01	0.05	0.02
Medical device regulation	0.06	0.11	0.16	0.21
Business interruption - COVID-19	—	0.02	—	0.03
All other	0.01	0.01	0.01	0.01
Long-term income tax rate adjustment	0.03	(0.07)	0.08	(0.07)
Adjusted EPS	$0.02	$0.23	$(0.08)	$0.29

Weighted average number of diluted common shares (treasury stock method, in millions)	37.1	20.1	36.3	20.1

Cash Flow and Free Cash Flow

	Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2023	2022
Net cash from operating activities	$(39,536)	$(12,622)
Net cash from investing activities	4,265	(13,161)
Net cash from financing activities	21,791	(1,324)
Effect of exchange rate changes on cash	387	(1,204)
Net change in cash and cash equivalents	$(13,093)	$(28,311)

	Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2023	2022
Net cash from operating activities	$(39,536)	$(12,622)
Capital expenditures	(24,654)	(11,703)
Free cash flow	$(64,190)	$(24,325)

Source

Orthofix Medical Inc.